ESCROW AGREEMENT

     ESCROW AGREEMENT, dated as of November 22, 2002, by and between Matthew P. Dwyer, an individual ("Dwyer"), Marc Douglas, an individual ("Douglas"), and Broad and Cassel (the "Agent"). Each of Dwyer, Douglas, and Agent shall be referred to as a "Party" and collectively as the "Parties."

I.     Escrow

     1.01     Appointment  and  Acknowledgment  of  Escrow  Agent.

     Dwyer and Douglas hereby appoint the Agent, and the Agent hereby agrees to serve, as Escrow Agent pursuant to the terms of this Agreement. The Agent acknowledges receipt of the following from Dwyer:

          (a) upon the execution of this Agreement, Dwyer will deposit with the Agent the shares of stock set forth on Schedule A annexed to the Stock Pledge Agreement (the "Pledge Agreement") executed on the date hereof between Dwyer and Douglas (the "Pledged Shares").

     The properties described above are referred to as the "Escrowed Property." If the Escrowed Property includes property on which dividends are paid, on which interest is earned, or to which other accretions are added, then the Escrowed Property shall include such dividends, interest, or accretions. If the Escrowed Property consists of stock, the Agent shall exercise all rights and privileges of a stockholder with respect to the shares deposited and held pursuant to this Agreement.

     1.02     Operation  of  Escrow.

     The Parties hereto agree that the escrow created by this Agreement (the "Escrow") shall operate as follows:

          (a) This Escrow shall remain in existence until February 24, 2003 (the "Escrow Period").

          (b) Upon receipt by the Agent at any time after the date of this Agreement and on or before the termination of the Escrow Period, of a certificate signed by Douglas (the "Certificate") (i) stating that there has occurred or exists a breach by Dwyer under the Pledge Agreement, (ii) specifying, in reasonable detail, the circumstances of the breach (the "Claim") and (iii) specifying the portion of the Escrowed Property to be delivered to Douglas, the Agent shall deliver to Douglas, the Escrowed Property specified in the Certificate, provided, however, that the Waiting Period has expired without receipt of an Objection as hereinafter provided.

          (c) At the time of delivery of a Certificate to the Agent (a "Delivery"), a duplicate copy of the Certificate shall be delivered by Douglas to Dwyer. Dwyer shall have a period of ten (10) calendar days following each such delivery (the "Waiting Period") within which to object in a written statement (an "Objection") to the Claim made in the Certificate. The Objection shall state in reasonable detail the factual and/or legal basis for such Objection and shall be delivered to the Agent, with a copy of such Objection to Douglas, prior to the expiration of the Waiting Period.

     If Dwyer makes an Objection within the Waiting Period, the Agent shall note release any Escrowed Property in respect of such Claim unless the Claim is resolved finally pursuant to sections 1.02(d) and/or 1.02(e) hereof. Conversely, absent a timely Objection by Dwyer, the Agent, after the expiration of the Waiting Period, shall release and deliver the Escrowed Property specified in the Certificate to Douglas as set forth in section 1.02(b) above.

     Nothing herein shall be construed to permit the Agent to determine the sufficiency or legitimacy of either a Certificate or an Objection.

          (d) If Dwyer objects to any Claim made in any Certificate in accordance with section 1.02(c) above, Douglas and Dwyer shall attempt in good faith for a period of ten (10) calendar days thereafter (the "Negotiation Period") to agree upon the respective rights of the parties with respect to the Claim or with respect to the Escrowed Property, as the case may be. If Douglas and Dwyer should so agree, a memorandum setting forth such accord shall be prepared and signed by each of the parties and furnished to the Agent. The Agent shall be entitled to rely on any such memorandum and to distribute or deliver the Escrowed Property in accordance with the terms thereof.

          (e) In the event Douglas and Dwyer are unable to reach an accord with regard to tall of the Claims asserted in the Certificate by the end of the Negotiation Period, then either party may institute such actions or proceedings as they deem appropriate in any of the Courts provided in the Pledge Agreement to resolve the dispute. The Agent shall be entitled to act in accordance with any judgment made and entered by such courts and to authorize the making or withholding of the Escrowed Property in accordance therewith.

     1.03     Further  Provisions  Relating  to  the  Escrow.

          (a) Distributions by the Agent in accordance with the terms of this Agreement shall operate to divest all right, title, interest, claim, and demand, either at law or in equity, of any party to this Agreement (other than the distributee) in and to the Escrowed Property distributed and shall be a perpetual bar both at law and in equity with respect to such distributed Escrowed Property against the parties to this Agreement and against any person claiming or attempting to claim such distributed escrowed property from, through, or under such party.

          (b) Dwyer (as to half) and Douglas (as to half) agree to reimburse the Agent for the Agent's reasonable fees and other expenses (including legal fees and expenses) incurred by the Agent in connection with its duties hereunder.

          (c) Dwyer and Douglas, jointly and severally, agree to indemnify and hold harmless the Agent against and in respect of any and all claims, suites, actions, proceedings (formal or informal), investigations, judgments, deficiencies, damages, settlements, liabilities, and legal and other expenses (including legal counsel fees and expenses of attorneys chosen by the Agent) as and when incurred and whether or not involving a third party arising out of or based upon any act, omissions, alleged act, or alleged omission by the Agent or any other cause, in any case in connection with the acceptance of, or the performance or nonperformance by the Agent of, any of the Agent's duties under this Agreement, except as a result of the Agent's bad faith or gross negligence. The Agent shall be fully protected by acting in reliance upon any notice, advice, direction, other document, or signature believed by the Agent to be genuine, by assuming that any person purporting to give the Agent any notice, advice, direction, or other document in accordance with the provisions hereof, in connection with this Agreement, or in connection with the Agent's duties under this Agreement, has been duly authorized so to do, or by acting or failing to act in good faith on the advice of any counsel retained by the Agent, which may be Broad and Cassel. Dwyer acknowledges that the Agent acts as counsel to Douglas and may continue to serve in that capacity, and neither anything contained herein, the execution or delivery hereof by the Agent, nor the performance by the Agent of its duties hereunder shall in any way affect or require termination of such relationship with Douglas. The agent shall not be liable for any mistake of fact or of law or any error of judgment, or for any act or any omission, except as a result of the Agent's bad faith or gross negligence. If any of the Escrowed Property is represented by stock certificates, the Agent shall not be liable if the Agent submits all or a portion of the Escrowed Property to be broken into smaller denominations to the appropriate transfer agent, and such transfer agent fails to return properly that portion of the Escrowed Property to the Agent which such transfer agent was instructed to return.

          (d) The Agent makes no representation as to the validity, value, genuineness, or the collectibility of any security or other document or instrument held by or delivered to the Agent.

          (e) The Agent shall have no duties or responsibilities except those expressly set forth herein. The Parties hereto agree that the Agent will not be called upon to construe any contract or instrument. The Agent shall not be bound by any notice of a claim, or demand with respect thereto, or any waiver, modification, amendment, termination, cancellation, or revision of this Agreement, unless in writing and signed by the other Parties hereto and received by the Agent and, if the Agent's duties as Escrow Agent hereunder are affected, unless the Agent shall have given its prior written consent thereto. The Agent shall not be bound by any assignment by Dwyer or by Douglas of its rights hereunder unless the Agent shall have received written notice thereof from the assignor. The Agent is authorized to comply with and obey laws, rules, regulations, orders, judgments, and decrees of any governmental authority, court, or other tribunal. If the Agent complies with any such law, rule, regulation, order, judgment, or decree, the Agent shall not be liable to any of the Parties hereto or to any other person even if such law, rule, order, regulation, judgment, or decree is subsequently reversed, modified, annulled, set aside, vacated, found to have been entered without jurisdiction, or found to be in violation of or beyond the scope of a constitution or a law.

          (f) If the Agent shall be uncertain as to the Agent's duties or rights hereunder, shall receive any notice, advice, direction, or other document from any other party with respect to the Escrowed Property which, in the Agent's opinion, is in conflict with any of the provisions of this Agreement, or should be advised that a dispute has arisen with respect to the payment, ownership, or right of possession of the Escrowed Property or any part thereof, or the property to be exchanged for the Escrowed Property (or as to the delivery, non-delivery, or content of any notice, advice, direction, or other document), the Agent shall be entitled, without liability to anyone, to refrain from taking any action other than to use the Agent's reasonable efforts to keep safely the Escrowed Property until the Agent shall be directed otherwise in writing by both other parties hereto or by an order, decree, or judgment of a court of competent jurisdiction which has been finally affirmed on appeal or which by lapse of time or otherwise is no longer subject to appeal (a "Final Judgment"), but the Agent shall be under no duty to institute or to defend any proceeding, although the Agent may, in the Agent's discretion and at the expense of Dwyer and Douglas as provided in Section 1.03(c), institute or defend such proceedings.

          (g) The Agent (and any successor escrow agent or agents) reserves the right to resign as the Escrow Agent at any time, provided fifteen (15) day prior written notice is given to the other parties hereto, and provided further that a mutually acceptable successor Escrow Agent(s) is named within such fifteen (15) day period. The Agent may, but is not obligated to, petition any court in the State of Florida having jurisdiction to designate a successor Escrow Agent. The resignation of the Agent (and any successor escrow agent or agents) shall be effective only upon delivery of the Escrowed Property to the successor escrow agent(s). The Parties reserve the right to jointly remove the Escrow Agent at any time, provided fifteen (15) days prior written notice is given to the Escrow Agent. If no successor Escrow Agent has been appointed and has accepted the Escrowed Property within fifteen (15) days after the Notice is sent, all responsibilities of the Agent hereunder shall, nevertheless, case. The Agent's sole responsibility thereafter shall be to use the Agent's reasonable efforts to keep safely the Escrowed Property and to deliver the Escrowed Property as may be directed in writing by both of the other parties hereto or by a Final Judgment. Except as set forth in this Section 1.03(g), this Agreement shall not otherwise be assignable by the Agent without the prior written consent of the other parties hereto.

          (h) Dwyer and Douglas authorize the Agent, if the Agent is threatened with litigation or is sued, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrowed Property with the clerk of that court.

          (i) The Agent's responsibilities and liabilities hereunder, except as a result of the Agent's own bad faith or gross negligence, will terminate upon the delivery by the Agent of al the Escrowed Property under any provision of this Agreement.

          (j) As consideration for acting as escrow agent hereunder, Dwyer and Douglas shall pay, in advance and as a condition precedent to the establishment of the Escrow pursuant to the terms of this Agreement, a fee to the Agent of $1,250. This fee shall be deemed to have been earned in full by the Agent upon establishment of the Escrow, and shall not be subject to pro-ration or other setoff in the event the Escrow is terminated by any party.

II.     Miscellaneous

     2.01     Further  Action.

     At any time and from time to time, Dwyer and Douglas each agrees, at its own expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement. If any portion of the Escrowed Property consists of stock certificates, Dwyer shall pay any transfer tax arising out of the placing of the Escrowed Property into the Escrow, the delivery of the Escrowed Property out of the Escrow, or the transfer of the Escrowed Property into the name of any person or entity pursuant to the terms of this Agreement. The Agent shall have no liability regarding transfer taxes even if one or both of the Parties hereto fails to comply with the obligations set forth in the prior sentence.

     2.02     Survival.

     Subject to Section 1.03(i), the covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive the delivery by the Agent of the Escrowed Property, irrespective of any investigation made by or on behalf of any party.

     2.03     Modification.

     This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and (subject to Section 1.03(e)) may be modified only by a written instrument duly executed by each party.

     2.04     Notices.

     Any notice, advice, direction, or other document or communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by facsimile) against receipt to the party to whom it is to be given at address of such party set forth below (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 2.04) with a copy to each of the other parties hereto:

     If  to  Dwyer:     1410  Tuscany  Way
                        Boynton  Beach,  FL  33435


     If  to  Douglas:   3141  W.  Hallandale  Beach  Blvd.
                        Hallandale,  FL  33009


     If  to  Agent:     Broad  and  Cassel
                        201  S.  Biscayne  Blvd.
                        Miami,  FL  33131
                        Attn:  Dale  S.  Bergman,  Esq.
                        Facsimile  (305)  373-9493

     Any notice, advice, direction, or other document or communication given by certified mail shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 2.04 shall be deemed given at the time of receipt thereof.

     2.05     Waiver.

     Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     2.06     Binding  Effect.

     Subject to Section 1.03(g), the provisions of this Agreement shall be binding upon and inure to the benefit of Dwyer and Douglas and their respective assigns, heirs, and personal representatives, and shall be binding upon and insure to the benefit of the Agent and the Agent's successors and assigns.

     2.07     No  Third  Douglaseneficiaries.

     This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 2.06).

     2.08     Separability.

     This entire Agreement shall be void if any provision of this Agreement other than the second and third sentences of Section 2.11 is invalid, illegal, unenforceable, or inapplicable to any person or circumstance to which it is intended to be applicable, except that the provisions of Section 1.03 shall survive.

     2.09     Headings.

     The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     2.10     Counterparts;  Governing  Law.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to conflict of laws. Any action, suit, or proceeding arising out of, based on, or in connection with this Agreement , any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, any breach of this Agreement or any such document or instrument, or any transaction contemplated hereby or thereby may be brought only in the appropriate court in Broward County, Florida, each party covenants and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit, or proceeding, any claim that such party is not subject personally to the jurisdiction of such court, that such party's property is exempt or immune from attachment or execution, that the action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.

     IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.


"Dwyer"                         "Douglas"


/s/ Matthew P. Dwyer            /s/ Marc Douglas
--------------------            -------------------
Matthew  P.  Dwyer              Marc  Douglas



"Agent"


Broad  and  Cassel
By:  Dale S. Bergman, P. A., partner


/s/ Dale S. Bergman
---------------------
By:   Dale S. Bergman
Its:   President